UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 22, 2004

                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                      0-24100                  41-1777397
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

           1016 Civic Center Drive Northwest

                      PO Box 6057                                55903-6057
                                                                 (Zip Code)
                 Rochester, Minnesota
       (Address of principal executive offices)

Registrant's telephone number, including area code (507) 535-1200

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Exhibits.

     (c)  Exhibits (the following exhibits are furnished to the SEC)

          Exhibit Number         Description
          --------------         -----------

             99                  Press release dated January 22, 2004

Item 12. Results of Operations and Financial Condition.

          On January 22, 2004, HMN Financial, Inc. (the "Company") reported its financial results for its second fiscal quarter ended December 31, 2003. See the Company's press release dated January 23, 2004, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HMN Financial, Inc.
                                                   (Registrant)

Date: January 27, 2004                             /s/ Jon Eberle

                                                   Jon Eberle, SVP/CFO/Treasurer